EXCHANGE LISTED FUNDS TRUST

Bancreek U.S. Large Cap ETF (NYSE Arca Ticker: BCUS)

Bancreek International Large Cap ETF (NYSE Arca Ticker: BCIL)

Bancreek Global Select ETF (NYSE Arca Ticker: BCGS)

ETC Cabana Target Beta ETF (Nasdaq Stock Market Ticker: TDSB)

ETC Cabana Target Drawdown 10 ETF (Nasdaq Stock Market Ticker: TDSC)

ETC Cabana Target Leading Sector Moderate ETF (Nasdaq Stock Market Ticker: CLSM)

QRAFT AI-Enhanced U.S. Large Cap ETF (NYSE Arca Ticker: QRFT)

QRAFT AI-Enhanced U.S. Large Cap Momentum ETF (NYSE Arca Ticker: AMOM)

LG QRAFT AI-Powered U.S. Large Cap Core ETF (NYSE Arca Ticker: LQAI)

Saba Closed-End Funds ETF (Cboe BZX Exchange Ticker: CEFS)

Long Pond Real Estate Select ETF (NYSE Arca Ticker: LPRE)

Stratified LargeCap Index ETF (NYSE Arca Ticker: SSPY)

Stratified LargeCap Hedged ETF (NYSE Arca Ticker: SHUS)

PLUS Korea Defense Industry Index ETF (NYSE Arca Ticker: KDEF)

ARMOR Core Risk-Managed ETF (NYSE Arca Ticker: RMRC)

(each, a “Fund” and collectively, the “Funds”)

Supplement dated March 9, 2026, to each Fund’s currently effective

Statement of Additional Information (“SAI”)

This supplement provides new and additional information beyond that contained in the SAI for each Fund and should be read in conjunction with those documents.

Pursuant to Matthew Fleischer’s resignation, effective March 6, 2026, as Chief Compliance Officer of Exchange Listed Funds Trust (the “Trust”), Dennis Lowenfels has been appointed as Interim Chief Compliance Officer of the Trust by the Board of Trustees. As such, the paragraph titled “Officers” in the section of each Fund’s SAI titled “MANAGEMENT OF THE TRUST” is deleted in its entirety and replaced with:

Officers. Set forth below is information about each of the persons currently serving as officers of the Trust. The address of Richard Malinowski, Andrew Serowik, Christopher Roleke, Dennis Lowenfels and Heather Nichols is c/o Exchange Listed Funds Trust, 10900 Hefner Pointe Drive, Suite 400, Oklahoma City, Oklahoma 73120; and the address of Sam Singh is Ultimus Fund Solutions, LLC, 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022.

The table in the section of each Fund’s SAI titled “MANAGEMENT OF THE TRUST” listing the Officers is amended and restated in its entirety:

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years
Richard Malinowski (1983)	President Secretary	Since 2025 Since 2022	Co-Chief Executive Officer, Exchange Traded Concepts, LLC (since 2025), General Counsel, Exchange Traded Concepts, LLC (since 2022); Senior Vice President and Senior Managing Counsel, Ultimus Fund Solutions LLC, (2020 to 2022); Senior Vice President, Ultimus Fund Solutions LLC (2017 to 2020).
Andrew Serowik (1976)	Vice President	Since 2024	Co-Chief Executive Officer, Exchange Traded Concepts, LLC (since 2025); Portfolio Manager, Exchange Traded Concepts, LLC (since 2018).
Christopher Roleke (1972)	Treasurer	Since 2012	Controller, Exchange Traded Concepts, LLC (since 2022); Managing Director/Fund Principal Financial Officer, Foreside Management Services, LLC (2011 to 2022).
Dennis Lowenfels (1977)	Interim Chief Compliance Officer	Since 2026	Chief Compliance Officer, Exchange Traded Concepts, LLC (since 2018).
Heather Nichols (1983)	Assistant Secretary	Since 2023	Counsel, Exchange Traded Concepts, LLC (since 2023); Principal, HND Compliance and Regulatory Services, LLC (2015 to 2023).
Sam Singh (1976)	Assistant Treasurer	Since 2025	Vice President of Fund Administration at Ultimus Fund Solutions, LLC (since 2011).

1 Each officer serves at the pleasure of the Board.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.